UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2023

ALTITUDE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39772	85-2533565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

400 Perimeter Center Terrace Suite 151

Atlanta, Georgia 30346

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (800) 950-2950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	ALTUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	ALTU	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ALTUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 5, 2023, in connection with the special meeting (“Special Meeting”) of stockholders of Altitude Acquisition Corp. (the “Company”) to approve the Extension Amendment described in more detail in Item 5.07 below, the Company and Altitude Acquisition Holdco LLC, the Company’s sponsor (the “Sponsor”), entered into a non-redemption agreement (the “Non-Redemption Agreement”) with one of the Company’s existing stockholders (the “Non-Redeeming Stockholder”) holding an aggregate of 371,384 shares (the “Non-Redemption Shares”) of Class A common stock of the Company.

Pursuant to the Non-Redemption Agreement, the Non-Redeeming Stockholder agreed to (a) not redeem the Non-Redemption Shares at the Special Meeting and (b) vote all of the Non-Redemption Shares in favor of the proposals brought by the Company at the Special Meeting.

In exchange for these commitments from the Non-Redeeming Stockholder, the Sponsor agreed to forfeit at the closing of the Company’s initial business combination an aggregate of 3,713 shares of Class A common stock held by it for each month of the Extension (as defined below), up to a maximum of 11,139 shares (the “Forfeited Shares”), and the Company agreed to issue to the Non-Redeeming Stockholder a number of newly-issued shares equal to the Forfeited Shares, in each case provided that the Non-Redeeming Stockholder did not exercise its redemption rights with respect to the Non-Redemption Shares in connection with the Special Meeting and that the Extension Amendment was approved by the Company’s stockholders.

The Non-Redemption Agreement increased the amount of funds that remain in the Company’s trust account following the Special Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreement not been entered into.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 11, 2023, the Company received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities (shares, warrants, and rights) would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on December 20, 2023, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Company intends to timely request a hearing before the Panel to request additional time to complete a business combination. If timely filed, the hearing request will result in a stay of any suspension or delisting action pending the hearing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 6, 2023, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend (the “Extension”) the date by which the Company must consummate a business combination from December 11, 2023 monthly up to three times for an additional one month each time, up to March 11, 2024 (the “Extension Amendment”).

The following is a tabulation of the votes with respect to the Extension Amendment, which was approved by the Company’s stockholders:

For	Against	Abstain
7,608,895	47,892	30

In connection with the Special Meeting, stockholders holding an aggregate of 359,190 shares of the Company’s Class A common stock exercised their right to redeem their shares for approximately $10.30 per share of the funds held in the Company’s trust account, for an aggregate of approximately $3.7 million, leaving approximately $10.1 million in cash in the trust account after satisfaction of such redemptions.

In addition, on December 7, 2023, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Forward Looking Statements

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will request a hearing from the Panel, or that Nasdaq will grant the Company any relief from delisting as necessary. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation.

10.1	Non-Redemption Agreement by and among the Company, the Sponsor, Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP, dated December 5, 2023

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE ACQUISITION CORP.

By:	/s/ Gary Teplis
Name:	Gary Teplis
Title:	Chief Executive Officer

Date: December 11, 2023